UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             FORM 8-K

        Current Report Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934



                           October 16, 2003
          (Date of Report (Date of Earliest Event Reported))



                   MUNICIPAL MORTGAGE & EQUITY, LLC
        (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     011-11981              52-1449733
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)


  218 North Charles Street, Suite 500,                         21201
         Baltimore, Maryland
(Address of Principal Executive Offices)                     (Zip Code)

                           (443) 263-2900
           (Registrant's Telephone Number, including Area Code)

Item 9. Regulation FD Disclosure.

     The information contained in this filing is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Results of Operations and Financial Condition."

Item 12.  Results of Operations and Financial Condition.

     On October 16, 2003, Municipal Mortgage & Equity, LLC (the "Company"), distributed an earnings package to Analysts relating to the Company's financial performance for the quarter ended September 30, 2003. A copy of the package, dated September 30, 2003, is attached hereto as Exhibit 99.1.

     On October 16, 2003, the Company distributed an earnings press release and financial statements relating to the Company's financial performance for the quarter ended September 30, 2003. A copy of the press release, dated October 16, 2003, and financial statements, dated September 30, 2003, is attached hereto as
Exhibit 99.2.

     On October 16, 2003, the Company distributed a production press release relating to the Company's production volume for the quarter ended September 30, 2003. A copy of the press release, dated October 16, 2003, is attached hereto as
Exhibit 99.3.

                               SIGNATURES







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                     MUNICIPAL MORTGAGE & EQUITY, LLC

Date:  October 16, 2003              By: /s/ William S. Harrison
                                        --------------------------------------
                                       Name:    William S. Harrison
                                       Title:   SVP and Chief Financial Officer

Exhibit 99.1
------------









                     MUNICIPAL MORTGAGE & EQUITY, LLC

                              EARNINGS PACKAGE

                      QUARTER ENDED SEPTEMBER 30, 2003

                         TABLE OF CONTENTS




GAAP Income Statement for the three and
  nine months ended September 30, 2003                                  Page  6

Variance Analysis for GAAP                                              Page  7

Rolling Five Quarters - GAAP                                            Page  8

Calculation of Diluted Earnings Per Share                               Page  9

GAAP Net Income to CAD reconciliation for the Rolling Five Quarters     Page 10

CAD Statement for the three and nine months ended September 30, 2003    Page 12

Variance Analysis for CAD                                               Page 14

Rolling Five Quarters - CAD                                             Page 15

Condensed Balance Sheets and Book Value Per Share                       Page 17

Analysis of Consolidated Balance Sheet Components                       Page 18

Summary of 3rd Quarter 2003 Investment Activity                         Page 22

Participating Portfolio Property Net Operating Income Trends            Page 23

Units and Average Rents for Bond Portfolio                              Page 24

                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                        (In thousands, except share and per share data)
                                                        (unaudited)

                                                                 For the three months ended      For the nine months ended
                                                                       September 30,                    September 30,
                                                               -----------------------------     -----------------------------
                                                                   2003            2002              2003           2002
                                                               --------------  -------------     -------------  --------------
INCOME:
Interest income
     Interest on bonds and residual interests in bond
       securitizations                                           $    15,612    $    15,409       $    45,526     $    45,970
     Interest on loans                                                 9,408          8,676            26,474          25,700
     Interest on short-term investments                                  308            260               832             991
                                                               --------------  -------------     -------------  --------------
        Total interest income                                         25,328         24,345            72,832          72,661
                                                               --------------  -------------     -------------  --------------
Fee income
     Syndication fees                                                  5,764            767             9,000           4,765
     Origination fees                                                    862          2,014             3,779           4,608
     Loan servicing fees                                               1,716          1,544             5,463           5,112
     Asset management and advisory fees                                3,191            969             5,465           2,876
     Other income                                                      3,582            900             9,088           3,304
                                                               --------------  -------------     -------------  --------------
        Total fee income                                              15,115          6,194            32,795          20,665
                                                               --------------  -------------     -------------  --------------
Net gain on sales                                                      8,288            657            11,019           3,526
                                                               --------------  -------------     -------------  --------------
Total income                                                          48,731         31,196           116,646          96,852
                                                               --------------  -------------     -------------  --------------
EXPENSES:
Interest expense (Note 1)                                             15,690          8,771            34,782          26,230
Salaries and benefits                                                 12,065          5,446            26,702          16,203
General and administrative                                             3,385          1,756             7,013           5,179
Professional fees                                                      1,105            884             2,971           3,488
Amortization of intangibles                                            2,863            334             3,666             985
                                                               --------------  -------------     -------------  --------------
Total expenses                                                        35,108         17,191            75,134          52,085
                                                               --------------  -------------     -------------  --------------
Net holding gains (losses) on derivatives                              3,498         (9,921)            3,922         (14,530)
Impairments and valuation allowances related to investments                -              -            (1,144)           (110)
Net losses from equity investments in partnerships                    (1,608)        (1,488)           (3,961)         (1,717)
Income tax benefit (expense)                                           2,622            635             3,094          (1,224)
Income allocable to preferred shareholders in a subsidiary
  company (Note 1)                                                         -         (2,994)           (5,989)         (8,983)
                                                               --------------  -------------     -------------  --------------
Net income from continuing operations                                 18,135            237            37,434          18,203
Discontinued operations                                                    -              -            25,748               -
                                                               --------------  -------------     -------------  --------------
Net income                                                       $    18,135    $       237       $    63,182     $    18,203
                                                               ==============  =============     =============  ==============

Net income allocated to:
     Term growth shares                                                    -              -                 -             153
                                                               --------------  -------------     -------------  --------------
     Common shares                                               $    18,135    $       237       $    63,182     $    18,050
                                                               ==============  =============     =============  ==============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Net income from continuing operations                       $      0.63    $      0.01       $      1.32     $      0.73
     Discontinued operations                                               -              -              0.91               -
                                                               --------------  -------------     -------------  --------------
     Basic earnings per common share                             $      0.63    $      0.01       $      2.23     $      0.73
                                                               ==============  =============     =============  ==============
     Weighted average common shares outstanding                   28,842,447     25,329,103        28,353,040      24,728,414
Diluted earnings per common share:
     Net income from continuing operations                            $ 0.62         $ 0.01            $ 1.30          $ 0.71
     Discontinued operations                                               -              -              0.90               -
                                                               --------------  -------------     -------------  --------------
     Diluted earnings per common share                           $      0.62    $      0.01       $      2.20     $      0.71
                                                               ==============  =============     =============  ==============
     Weighted average common shares outstanding                   29,224,605     25,916,151        28,711,892      25,323,789

Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

VARIANCE ANALYSIS FOR GAAP


3rd Quarter 2003 Compared to 3rd Quarter 2002:

GAAP net income for the third quarter of 2003 increased $17.9 million over the same period last year due primarily to the following changes:
     (1) a $13.4 million increase in the fair value of derivatives
     (2) a $4.0 million contribution in net income from HCI consisting primarily of the following components:
          (i) $4.9 million in syndication fees;
          (ii) $3.6 million in net income from the consolidated guaranteed tax credit equity funds;
          (iii) $2.0 million in asset management fees;
          (iv) $1.5 million in other income composed primarily of:
               a. $0.7 million of guarantee fee income received from the tax credit equity funds;
               b. $0.5 million of contingent general partner fees received from tax credit equity funds; and
               c. $0.2 million in fees received for investment valuation services; offset in part by
          (v) $4.7 million in salaries and benefits;
          (vi) $2.5 million in amortization of intangibles;
          (vii) $0.8 million in rent expense, professional fees and general and administrative costs;
     (3) a $3.2 million increase in gain on sales associated with the sale of tax-exempt bonds and loans;
     (4) a $2.0 million increase in income tax benefit;
     (5) a $1.6  million  increase  in  income  from the  equity  investment  in
     CAPREIT;
     Offset in part by:
     (6) $1.9 million in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;
     (7) a $1.9 million increase in non-HCI-related salaries and benefits resulting primarily from a $0.8 million increase in salaries and other compensation and a $1.0 million increase in bonus expense;
     (8) a $1.2 million decrease in origination fees;
     (9) a $1.0 million decrease in net interest income; and
     (10) $0.4 million of integration costs associated with the HCI acquisition.


Year-to-Date 2003 Compared to Year-to-Date 2002:

GAAP net income for the nine months ended September 30, 2003 increased $45.1 million over the same period last year due primarily to the following changes:
     (1) $25.7 million in discontinued operations resulting from the sale of a property that was previously held by the Company;
     (2) an $18.5 million increase in the fair value of derivatives;
     (3) a $4.3 million increase in income tax benefit;
     (4) a $4.0 million contribution in net income from HCI, as described in the third quarter summary immediately above;
     (5) a $3.2 million increase in  non-HCI-related  other income due primarily to:
          (i) $1.7 million in prepayment fees collected from the early payment of tax-exempt bond investments;
          (ii) $1.6 million in fees collected on a conventional equity deal;
          (iii) $0.8 million collected as the result of a collateral release after the sale of a property;
          (iv) $0.3 million of amortization of a guarantee fee received in Q4 of 2002
          (v) $0.3 million of income collected on a new put; offset by
          (vi) a $1.4 million decrease in commission income;
     (6) a $3.0 million increase in gain on sales associated with the sale of tax-exempt bonds and loans;
     Offset in part by:
     (7) a $5.8 million increase in non-HCI-related salaries and benefits resulting primarily from a $1.9 million increase in salaries and other compensation and a $3.9 million increase in bonus expense;
     (8) a $3.5 million decrease in net interest  income;
     (9) $1.9 million in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;
     (10) a $1.0 million increase in impairments and valuation allowances related to investments;
     (11) a $0.8 million increase in net losses from equity investments in partnerships; and
     (12) a $0.7 million decrease in non-HCI-related syndication fees due to a decrease in the volume of syndications closed combined with taking $0.5 million in organizational and offering cost reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002, whereas no such fees were recognized during 2003.

                                                   MUNICIPAL MORTGAGE & EQUITY, LLC
                                              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                            (In thousands, except share and per share data)
                                                              (unaudited)

                                                     Qtr Ended       Qtr Ended       Qtr Ended        Qtr Ended        Qtr Ended
                                                     09/30/03        06/30/03         03/31/03         12/31/02         09/30/02
                                                   --------------- --------------- ---------------  ---------------  ---------------
INCOME:
Interest income
     Interest on bonds and residual interests in
       bond securitizations                         $      15,612   $      13,929   $      15,985    $      13,953    $      15,409
     Interest on loans                                      9,408           7,563           9,503            9,195            8,676
     Interest on short-term investments                       308             332             192              264              260
                                                   --------------- --------------- ---------------  ---------------  ---------------
        Total interest income                              25,328          21,824          25,680           23,412           24,345
                                                   --------------- --------------- ---------------  ---------------  ---------------
Fee income
     Syndication fees                                       5,764           1,825           1,411            2,456              767
     Origination fees                                         862           2,219             698            2,023            2,014
     Loan servicing fees                                    1,716           1,838           1,909            1,711            1,544
     Asset management and advisory fees                     3,191           1,198           1,076            1,011              969
     Other income                                           3,582           3,309           2,197            1,132              900
                                                   --------------- --------------- ---------------  ---------------  ---------------
        Total fee income                                   15,115          10,389           7,291            8,333            6,194
                                                   --------------- --------------- ---------------  ---------------  ---------------
Net gain on sales                                           8,288           1,453           1,278            5,032              657
                                                   --------------- --------------- ---------------  ---------------  ---------------
Total income                                               48,731          33,666          34,249           36,777           31,196
                                                   --------------- --------------- ---------------  ---------------  ---------------
EXPENSES:
Interest expense (Note 1)                                  15,690           8,724          10,368           10,366            8,771
Salaries and benefits                                      12,065           8,671           5,966            6,475            5,446
General and administrative                                  3,385           1,972           1,656            1,841            1,756
Professional fees                                           1,105             877             989            1,472              884
Amortization of intangibles                                 2,863             414             389              329              334
                                                   --------------- --------------- ---------------  ---------------  ---------------
Total expenses                                             35,108          20,658          19,368           20,483           17,191
                                                   --------------- --------------- ---------------  ---------------  ---------------
Net holding gains (losses) on derivatives                   3,498          (2,449)          2,873             (333)          (9,921)
Impairments and valuation allowances related
  to investments                                                -          (1,144)              -             (620)               -
Net losses from equity investments in partnerships         (1,608)         (1,606)           (747)          (1,341)          (1,488)
Income tax benefit (expense)                                2,622             540             (68)            (260)             635
Income allocable to preferred shareholders in a
  subsidiary company (Note 1)                                   -          (2,995)         (2,994)          (2,994)          (2,994)
                                                   --------------- --------------- ---------------  ---------------  ---------------
Net income from continuing operations                      18,135           5,354          13,945           10,746              237
Discontinued operations                                         -          25,748               -                -                -
                                                   --------------- --------------- ---------------  ---------------  ---------------
Net income                                          $      18,135   $      31,102   $      13,945    $      10,746    $         237
                                                   =============== =============== ===============  ===============  ===============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Net income from continuing operations          $        0.63   $        0.19   $        0.51    $        0.42    $        0.01
     Discontinued operations                                    -            0.89               -                -                -
                                                   --------------- --------------- ---------------  ---------------  ---------------
     Basic earnings per common share                $        0.63   $        1.08   $        0.51    $        0.42    $        0.01
                                                   =============== =============== ===============  ===============  ===============
     Weighted average common shares outstanding        28,842,447      28,857,305      27,342,870       25,426,254       25,329,103
Diluted earnings per common share:
     Net income from continuing operations          $        0.62   $        0.18   $        0.50    $        0.41    $        0.01
     Discontinued operations                                    -            0.88               -                -                -
                                                   --------------- --------------- ---------------  ---------------  ---------------
     Diluted earnings per common share              $        0.62   $        1.06   $        0.50    $        0.41    $        0.01
                                                   =============== =============== ===============  ===============  ===============
     Weighted average common shares outstanding        29,224,605      29,213,062      27,681,511       25,917,641       25,916,151


Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

Note 2: Certain prior quarter amounts have been reclassified to conform to the 09/30/03 presentation.


                                                       Municipal Mortgage & Equity, LLC
                                                   Reconciliation of Basic and Diluted EPS
                                                                 (unaudited)



                                         For the three months ended September 30, 2003 For the three months ended September 30, 2002
                                              Income         Shares       Per Share        Income         Shares        Per Share
                                            (Numerator)   (Denominator)     Amount       (Numerator)    (Denominator)    Amount
                                         --------------------------------------------- --------------------------------------------
(in thousands, except share and per share data)

Basic EPS

Net income from continuing operations       $   18,135                     $    0.63     $      237                     $    0.01
Discontinued operations                              -                             -              -                             -
                                           ------------                   -----------    -----------                  ------------
Income allocable to common shares           $   18,135       28,842,447    $    0.63     $      237      25,329,103     $    0.01
                                           ============                   ===========    ===========                  ============

Effect of Dilutive Securities

Options and deferred shares                                     382,158                                     454,193

Earnings contingency                                                  -                                     132,855
                                                         ---------------                              --------------

Diluted EPS

Net income from continuing operations       $   18,135                     $    0.62    $      237                     $     0.01
Discontinued operations                              -                             -              -                             -
                                           ------------                   -----------  -------------                  ------------
Income allocable to common shares
   plus assumed conversions                 $   18,135       29,224,605    $    0.62     $      237      25,916,151     $    0.01
                                           ============  ===============  ===========  =============  ==============  ============


                                         For the nine months ended September 30, 2003  For the nine months ended September 30, 2002
                                             Income          Shares       Per Share        Income         Shares        Per Share
                                            (Numerator)   (Denominator)     Amount       (Numerator)    (Denominator)    Amount
                                         --------------------------------------------- --------------------------------------------
(in thousands, except share and per share data)

Basic EPS

Net income from continuing operations       $   37,434                     $    1.32     $   18,050                     $    0.73
Discontinued operations                         25,748                          0.91              -                             -
                                           ------------                   -----------    -----------                  ------------
Income allocable to common shares           $   63,182       28,353,040    $    2.23     $   18,050      24,728,414     $    0.73
                                           ============                   ===========    ============                 ============

Effect of Dilutive Securities

Options and deferred shares                                     358,852                                     462,520

Earnings contingency                                                  -                                     132,855
                                                         ---------------                              --------------
Diluted EPS

Net income from continuing operations       $   37,434                    $     1.30     $   18,050                     $    0.71
Discontinued operations                         25,748                          0.90              -                             -
                                           ------------                   -----------    -----------                  ------------
Income allocable to common shares
   plus assumed conversions                 $   63,182       28,711,892   $     2.20     $   18,050      25,323,789     $    0.71
                                           ============  ===============  ===========  =============  ==============  ============


                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                  RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                        (In thousands)
                                                          (unaudited)

                                                               Qtr Ended      Qtr Ended     Qtr Ended     Qtr Ended      Qtr Ended
INCOME:                                                         09/30/03       06/30/03      03/31/03      12/31/02       09/30/02
                                                             -------------  ------------- ------------- -------------  ------------
Interest income
     Interest on bonds and residual interests in bond
       securitizations                                        $    15,612     $   13,929    $   15,985    $   13,953    $   15,409
     Interest on loans                                              9,408          7,563         9,503         9,195         8,676
     Interest on short-term investments                               308            332           192           264           260
                                                             -------------  ------------- ------------- -------------  ------------
       Total interest income                                       25,328         21,824        25,680        23,412        24,345
                                                             -------------  ------------- ------------- -------------  ------------
Fee income
     Syndication fees                                               5,764          1,825         1,411         2,456           767
     Origination fees                                                 862          2,219           698         2,023         2,014
     Loan servicing fees                                            1,716          1,838         1,909         1,711         1,544
     Asset management and advisory fees                             3,191          1,198         1,076         1,011           969
     Other income                                                   3,582          3,309         2,197         1,132           900
                                                             -------------  ------------- ------------- -------------  ------------
       Total fee income                                            15,115         10,389         7,291         8,333         6,194
                                                             -------------  ------------- ------------- -------------  ------------
Net gain on sales                                                   8,288          1,453         1,278         5,032           657
                                                             -------------  ------------- ------------- -------------  ------------
Total income                                                       48,731         33,666        34,249        36,777        31,196
                                                             -------------  ------------- ------------- -------------  ------------
EXPENSES:
Interest expense                                                   15,690          8,724        10,368        10,366         8,771
Salaries and benefits                                              12,065          8,671         5,966         6,475         5,446
General and administrative                                          3,385          1,972         1,656         1,841         1,756
Professional fees                                                   1,105            877           989         1,472           884
Amortization of intangibles                                         2,863            414           389           329           334
                                                             -------------  ------------- ------------- -------------  ------------
Total expenses                                                     35,108         20,658        19,368        20,483        17,191
                                                             -------------  ------------- ------------- -------------  ------------
Net holding gains (losses) on derivatives                           3,498         (2,449)        2,873          (333)       (9,921)
Impairments and valuation allowances related to investments             -         (1,144)            -          (620)            -
Net losses from equity investments in partnerships                 (1,608)        (1,606)         (747)       (1,341)       (1,488)
Income tax benefit (expense)                                        2,622            540           (68)         (260)          635
Income allocable to preferred shareholders in a subsidiary
  company                                                               -         (2,995)       (2,994)       (2,994)       (2,994)
                                                             -------------  ------------- ------------- -------------  ------------
Net income from continuing operations                              18,135          5,354        13,945        10,746           237
Discontinued operations                                                 -         25,748             -             -             -
                                                             -------------  ------------- ------------- -------------  ------------
Net income                                                    $    18,135     $   31,102    $   13,945    $   10,746    $      237
                                                             =============  ============= ============= =============  ============


Conversion to Cash Available for Distribution:
     (1)Mark to market adjustments                            $     (3,498)   $     2,449   $    (2,873)  $       333   $     9,921
     (2)Equity investments                                           1,995          3,181         2,410         2,837         3,248
     (3)Net gain on sales                                             (577)       (10,486)         (327)       (3,395)         (450)
     (3)Amortization of capitalized mortgage servicing fees            390            414           352           329           334
     (3)Amortization of asset management contracts                   2,422              -             -             -             -
     (4)Origination fees, syndication fees and other
          income, net                                                2,675          1,335           281         1,376            53
     (5)Valuation allowances and other-than-temporary
          impairments                                                    -          1,097             -           620             -
     (6)Deferred tax expense                                        (2,622)           984           628           703          (462)
     (7)Discontinued operations                                          -        (25,748)            -             -             -
     (7)Interest income                                                  -         10,793             -             -             -
     (8)Fund Income                                                 (3,629)             -             -             -             -
                                                             -------------  ------------- ------------- -------------  ------------
Cash Available for Distribution (CAD)                         $    15,291     $   15,121    $   14,416    $   13,549    $   12,881
                                                             =============  ============= ============= =============  ============

Notes

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company's calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company's allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income. In addition, a portion of the income or loss from partnerships is reduced by a minority interest for both GAAP and CAD.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

     (a)  Origination   fees  and  certain  other  income  amounts,   which  are
          recognized  as income when  received  for CAD  purposes,  but for GAAP reporting are amortized over the life of the associated investment.

     (b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds.

     (c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

     (d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July
          2003 acquisition, and second as income consistent with the CAD revenue recognition.

(5)  For  GAAP  reporting,   the  Company  records   valuation   allowances  and
     other-than-temporary  impairments on its  investments  in loans,  bonds and other  bond-related  investments.  Such non-cash  charges do not affect the cash  flow  generated  from the  operation  of the  underlying  properties, distributions  to shareholders,  or the tax-exempt  status of the income of the financial  obligation under the bonds.  Therefore,  these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company's income tax expense contains both a current and a deferred component. Only the Company's current income tax expense is reflected in CAD.

(7)  For  GAAP  reporting,  the  Company  recognized  a gain  upon the sale of a
     property.   This  gain  was  required  to  be  classified  as  discontinued
     operations  because the Company owned the property  prior to the sale.  For
     CAD reporting,  the gain was significantly  less due to recording a portion of the proceeds as interest income. In addition,  the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company's tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

                                                     MUNICIPAL MORTGAGE & EQUITY, LLC
                                               CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                                               (Unaudited)
                                               (In thousands, except share and per share data)


                                                                        For the three months ended        For the nine months ended
                                                                              September 30,                     September 30,
                                                                      ------------------------------     ---------------------------
                                                                          2003            2002               2003           2002
                                                                      -------------- ---------------     -------------  ------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and
  loans                                                                 $    24,626    $     23,331       $    81,071    $    69,671
Interest on short-term investments                                              277             260               801            991
Syndication fees                                                              6,588             767             9,824          4,765
Origination fees                                                              1,887           2,206             5,758          6,719
Loan servicing fees                                                           1,708           1,544             5,452          5,112
Asset management and advisory fees                                            3,777             969             6,051          2,876
Distributions from equity investments in partnerships                         1,946           1,760             5,493          2,050
Other income                                                                  2,384             878             8,696          3,462
Net gain (loss) on sales                                                      3,239             207            (4,843)           349
                                                                      -------------- ---------------     -------------  ------------
TOTAL SOURCES OF CASH                                                        46,432          31,922           118,303         95,995
                                                                      -------------- ---------------     -------------  ------------
EXPENSES:
Interest expense                                                             11,920           8,134            29,861         24,324
Interest expense - preferred shares (Note 1)                                  2,994               -             2,994              -
Salaries and benefits                                                        12,065           5,446            26,702         16,203
Professional fees                                                             1,105             884             2,971          3,488
General and administrative                                                    3,057           1,756             6,995          5,179
Loan loss expense                                                                 -               -                47              -
Income tax expense (benefit)                                                      -            (173)           (2,084)           586
                                                                      -------------- ---------------     -------------  ------------
TOTAL EXPENSES                                                               31,141          16,047            67,486         49,780
                                                                      -------------- ---------------     -------------  ------------

CASH AVAILABLE FOR DISTRIBUTION                                              15,291          15,875            50,817         46,215
                                                                      -------------- ---------------     -------------  ------------

LESS:
Cash allocable to preferred shareholders and term growth shares,
including preferred shareholders in a subsidiary company (Note 1)                 -           2,994             5,989          9,136
                                                                      -------------- ---------------     -------------  ------------

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                        $    15,291    $     12,881       $    44,828    $    37,079
                                                                      ============== ===============     =============  ============
CAD PER COMMON SHARE                                                    $      0.53    $       0.51       $      1.55    $      1.47
                                                                      ============== ===============     =============  ============

COMMON SHARES OUTSTANDING                                                28,917,912      25,349,585
                                                                      ============== ===============

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                                    $    15,291    $     12,881       $    44,828    $    37,079
                                                                      ============== ===============     =============  ============

ACTUAL AMOUNT PAID                                                      $    14,643    $     11,154       $    40,383    $    33,194
                                                                      ============== ===============     =============  ============

PAYOUT RATIO (Note 2)                                                         95.8%           86.6%             90.1%          89.5%
                                                                      ============== ===============     =============  ============

COMMON SHARES OUTSTANDING FOR
    DISTRIBUTION (Note 2)                                                32,540,412      25,349,585
                                                                      ============== ===============

CASH DISTRIBUTION PER COMMON SHARE                                      $    0.4500    $     0.4400       $    1.3425    $    1.3125
                                                                      ============== ===============     =============  ============



Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

Note 2: The payout ratio calculation is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that will also receive the third quarter distribution.

     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution
("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.


VARIANCE ANALYSIS FOR CAD


3rd Quarter 2003 Compared to 3rd Quarter 2002:

CAD to common shares for the third quarter of 2003 increased $2.4 million over the same period last year due primarily to the following changes:
     (1) a $4.4 million contribution in income from HCI consisting primarily of the following components:
          (i) $5.8 million in syndication fees;
          (ii) $2.6 million in asset management fees;
          (iii) $1.5 million in other income composed primarily of:
               a. $0.7 million of guarantee fee income received from the tax credit equity funds;
               b. $0.5 million of contingent general partner fees received from tax credit equity funds; and
               c. $0.2 million in fees received for investment valuation services; offset in part by
          (iv) $4.7 million in salaries and benefits; and
          (v) $0.8 million in rent expense, professional fees and general and administrative costs;
     (2) a $3.0 million increase in gain on sales associated with the sale of two tax-exempt bonds and a taxable loan;
     Offset in part by:
     (3) $1.9 million in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;
     (4) a $1.9 million increase in non-HCI-related salaries and benefits resulting primarily from a $0.8 million increase in salaries and other compensation and a $1.0 million increase in bonus expense;
     (5) a $0.6 million decrease in net interest income; and
     (6) $0.4 million of integration costs associated with the HCI acquisition.


Year-to-Date 2003 Compared to Year-to-Date 2002:

CAD to common shares for the nine months ended September 30, 2003 increased $7.7 million over the same period last year due primarily to the following changes:
      (1) a $7.8 million increase in net interest income due primarily to:
          (i) $10.8 million increase in interest income related to the payoff of a tax-exempt bond on a property that was sold; offset by
          (ii) a $3.0 million decrease in interest income from various bonds and other bond-related investments;
     (2) a $4.4 million contribution in income from HCI, as described in the third quarter summary immediately above;
     (3) a $3.7 million increase in  non-HCI-related  other income due primarily to:
          (i) $1.7 million in prepayment fees collected from the early payment of tax-exempt bond investments;
          (ii) $1.6 million in fees collected on a conventional equity deal;
          (iii) $1.0 million of interest collected from a property that was held by the Company prior to sale to a third party;
          (iv) $0.8 million collected as the result of a collateral release after the sale of a property;
          (v) $0.3 million of income collected on a new put; offset by
          (vi) a $1.4 million decrease in commission income; and
          (vii) a $0.4 million decrease in the collection of loan related fees such as cancellation, application and extension fees;
     (4) a $3.4 million increase in distributions from equity investments in partnerships due to an increase in income from the CAPREIT investments;
     (5) a $2.7 million increase in income tax benefit;
     (6) a $0.6 million increase in non-HCI-related asset management and advisory fees;
     Offset in part by:
     (7) a $5.8 million increase in non-HCI-related salaries and benefits resulting primarily from a $1.9 million increase in salaries and other compensation and a $3.9 million increase in bonus expense;
     (8) a $5.2 million decrease in gain on sales due primarily to:
          (i) a $10.8 million loss on the termination of interest rate swaps;
          (ii) a $2.7 million gain on the sale of two tax-exempt bonds and a taxable loan;
          (iii) a $1.5 million gain recorded on the payoff of the tax-exempt bond and taxable loan on a property that was sold; and
          (iv) a $1.7 million increase in gain on sales related to an increase in premiums on the delivery of loans to HUD and gain on sale on delivery of loans to a new conduit lender;
     (9) $1.9 million in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;
     (10) a $1.0 million decrease in origination fees;
     (11) a $0.7 million decrease in non-HCI-related syndication fees due to a decrease in the volume of syndications closed combined with taking $0.5 million in organizational and offering cost reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002, whereas no such fees were recognized during 2003; and
     (12) a $0.5 million increase in non-HCI-related professional and general and administrative fees, of which $0.4 million is attributable to HCI integration costs.

                                                   MUNICIPAL MORTGAGE & EQUITY, LLC
                                           CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                           (In thousands, except share and per share data)
                                                             (unaudited)

                                                               Qtr Ended     Qtr Ended      Qtr Ended      Qtr Ended    Qtr Ended
                                                               09/30/03       06/30/03       03/31/03      12/31/02      09/30/02
                                                             -------------- -------------  -------------  ------------ -------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations
    and loans                                                 $     24,626   $    31,597    $    24,848   $    22,596   $    23,331
Interest on short-term investments                                     277           332            192           264           260
Syndication fees                                                     6,588         1,825          1,411         2,456           767
Origination fees                                                     1,887         2,711          1,160         3,007         2,206
Loan servicing fees                                                  1,708         1,835          1,909         1,711         1,544
Asset management and advisory fees                                   3,777         1,198          1,076         1,011           969
Distributions from equity investments in partnerships                1,946         1,716          1,831         1,535         1,760
Other income                                                         2,384         4,221          2,091         1,609           878
Net gain (loss) on sales                                             3,239        (9,033)           951         1,637           207
                                                             -------------- -------------  -------------  ------------ -------------
    TOTAL SOURCES OF CASH                                           46,432        36,402         35,469        35,826        31,922
                                                             -------------- -------------  -------------  ------------ -------------
EXPENSES:
Interest expense                                                    11,920         8,102          9,839         9,899         8,134
Interest expense - preferred shares (Note 1)                         2,994             -              -             -             -
Salaries and benefits                                               12,065         8,671          5,966         6,475         5,446
Professional fees                                                    1,105           877            989         1,472           884
General and administrative                                           3,057         2,113          1,825         1,880         1,756
Loan loss expense                                                        -            47              -             -             -
Income tax expense (benefit)                                             -        (1,524)          (560)         (443)         (173)
                                                             -------------- -------------  -------------  ------------ -------------
    TOTAL EXPENSES                                                  31,141        18,286         18,059        19,283        16,047
                                                             -------------- -------------  -------------  ------------ -------------
CASH AVAILABLE FOR DISTRIBUTION                                     15,291        18,116         17,410        16,543        15,875
LESS:
    Cash allocable to preferred shareholders of a
       subsidiary company (Note 1)                                       -         2,995          2,994         2,994         2,994
                                                             -------------- -------------  -------------  ------------ -------------

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                          $     15,291   $    15,121    $    14,416   $    13,549   $    12,881
                                                             ============== =============  =============  ============ =============

CAD PER COMMON SHARE                                          $       0.53   $      0.52    $      0.50   $      0.53   $      0.51
                                                             ============== =============  =============  ============ =============

COMMON SHARES OUTSTANDING                                       28,917,912    28,832,443     28,846,327    25,546,010    25,349,585
                                                             ============== =============  =============  ============ =============

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                          $     15,291   $    15,121    $    14,416   $    13,549   $    12,881
                                                             ============== =============  =============  ============ =============

ACTUAL AMOUNT PAID                                                $ 14,643      $ 12,903       $ 12,837      $ 11,304      $ 11,154
                                                             ============== =============  =============  ============ =============

PAYOUT RATIO (Note 2)                                                95.8%         85.3%          89.0%         83.4%         86.6%
                                                             ============== =============  =============  ============ =============

COMMON SHARES OUTSTANDING FOR
    DISTRIBUTION (Note 2)                                       32,540,512    28,832,443     28,846,327    25,546,010    25,349,585
                                                             ============== =============  =============  ============ =============

CASH DISTRIBUTION PER COMMON SHARE                            $     0.4500   $    0.4475    $    0.4450   $    0.4425   $    0.4400
                                                             ============== =============  =============  ============ =============


Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

Note 2: The payout ratio calculation is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that will also receive the third quarter distribution.

Note 3: Certain prior quarter amounts have been reclassified to conform to the 09/30/03 presentation.

     CAD differs from net income because of variations between GAAP income and actual cash received. There are three primary differences between CAD and GAAP income. The first is the treatment of loan origination fees, which for CAD purposes are recognized as income when received but for GAAP purposes are amortized into income over the life of the associated investment. The second difference is the non-cash gain and loss recognized for GAAP associated with valuations, sales of investments and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. The third difference is the treatment of the Company's investments in partnerships. For GAAP, the Company records its allocable share of the income (loss) from the partnership as income, while for CAD reporting, the Company records the cash distributions it receives from the partnership as income. For a reconciliation of GAAP net income to CAD, see page 10.

     CAD per common share is calculated based on the number of shares outstanding at the end of each quarter. For GAAP, basic earnings per share is calculated based on the weighted average shares outstanding during the period.
The weighted average shares outstanding for diluted earnings per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, and provision for shares to be awarded under the Midland acquisition earn out provision.

                               MUNICIPAL MORTGAGE & EQUITY, LLC
                             CONDENSED CONSOLIDATED BALANCE SHEETS
                                        (In thousands)
                                          (unaudited)

                                                                     September 30,  December 31,
                                                                         2003          2002
                                                                     -------------  ------------
ASSETS:
Investment in tax-exempt bonds and residual interests
       in bond securitizations                                        $   804,276   $   781,384
Loans receivable, net                                                     472,620       422,299
Loans receivable held for sale                                              9,118        39,149
Investments in partnerships                                               233,032        99,966
Investment in derivative financial instruments                              2,755        18,762
Cash, cash equivalents and interest receivable                             62,268        59,902
Other assets                                                              204,405        97,919
Goodwill and other intangibles                                            131,422        33,537
                                                                     -------------  ------------
TOTAL                                                                 $ 1,919,896   $ 1,552,918
                                                                     =============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY:
Notes payable                                                         $   609,506   $   450,924
Short-term debt                                                           191,835       219,945
Long-term debt                                                            155,448       147,357
Preferred shares subject to mandatory redemption (Note 1)                 168,000             -
Tax credit syndication guarantee liability                                149,305             -
Residual interests in bond securitizations                                  1,925         1,447
Investment in derivative financial instruments                             17,879        49,359
Other liabilities                                                          59,346        36,357
Preferred shareholders' equity in a subsidiary company (Note 1)                 -       160,465
Shareholders' equity                                                      566,652       487,064
                                                                     -------------  ------------
TOTAL                                                                 $ 1,919,896   $ 1,552,918
                                                                     =============  ============

BOOK VALUE PER COMMON SHARE                                               $ 19.64       $ 19.07
                                                                     =============  ============


Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

Municipal Mortgage & Equity, LLC
Analysis of Consolidated Balance Sheet Components


The table on pages 19 through 21 provides an overview, organized according to major categories of invested assets or product types, of the Company's assets and liabilities as of September 30, 2003. Management believes this presentation provides helpful detail on the components of the Company's leverage and how the Company's assets and liabilities relate to those major categories. The table also provides data on the Company's off-balance-sheet bond securitizations as of September 30, 2003, in order to permit comparison of the Company's leverage based on the GAAP balance sheet alone to leverage inclusive of those off-balance-sheet items. Readers are cautioned that (1) this table does not reflect formal operating units or business segments within the Company, (2) shareholder's equity for each of columns A through G was calculated by taking assets minus liabilities for each column, and the related columnar shareholder equity figures should not, therefore, be construed as representing the actual or notional equity supporting the invested assets or product type represented by a given column, (3) various items grouped in column E (Other) relate to other columns but have been aggregated in column E for ease of presentation and simplicity (e.g., cash is not allocated among the various columns), and (4) the preferred equity interest in MuniMae TE Bond Subsidiary, LLC has been presented in a separate column F to highlight subsidiary preferred shares reclassified as debt as of July 1, 2003 according to Statement of Financial Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity."

                                            MUNICIPAL MORTGAGE & EQUITY, LLC
                                   ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
                                                     9/30/2003
                                           (In thousands, except share data)
                                                     (Unaudited)

                                                        (A)                (B)            (C)               (D)             (E)
                                                 Bond Securitizations   Taxable       Tax Credit      CAPREIT Equity
                                                  and Derivatives      Lending (2)   Operations (3)    Investments (4)     Other
                                                 ------------------   -------------- --------------   ----------------  ------------
ASSETS
Investment in tax-exempt bonds, net                 $      792,332      $         -    $         -      $           -    $        -
Loans receivable, net                                       26,426          443,672                             2,522             -
Loans receivable held for sale                                                9,118                                               -
Investments in partnerships                                                                 69,931             60,727            (3)
Residual interests in bond securitizations                  11,944                                                                -
Investment in derivative financial instruments               2,755                                                                -
Cash and cash equivalents                                                                                                    46,008
Interest receivable                                                                                                          16,260
Restricted assets                                           12,023                                             48,622             -
Other assets                                                                                24,217                           40,997
Mortgage servicing rights, net                                               10,841                                               -
Goodwill (7)                                                                 17,293        115,722                            1,897
                                                 ------------------   -------------- --------------   ----------------  ------------
Total assets                                        $      845,480      $   480,924    $   209,870      $     111,871    $  105,159
                                                 ==================   ============== ==============   ================  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable                                       $       39,129      $   385,199    $   185,178      $           -    $        -
Short-term debt                                            191,835                                                                -
Long-term debt                                             155,448                                                                -
Preferred shares subject to mandatory redemption                                                                                  -
Tax credit syndication guarantee liability                                                                                        -
Residual interests in bond securitizations                   1,925                                                                -
Investment in derivative financial instruments              17,879                                                                -
Accounts payable and accrued expenses                                                                                        12,744
Interest payable                                                                                                              8,657
Unearned revenue and other liabilities                                                                                       31,515
                                                 ------------------   -------------- --------------   ----------------  ------------
Total liabilities                                          406,216          385,199        185,178                  -        52,916
                                                 ------------------   -------------- --------------   ----------------  ------------

       Liabilities / Assets                                    48% (9)          80%            88%                 0%           50%
       Percentage of liabilities -
         balance sheet 9/30/03                                 30%              28%            14%                 0%            4%
       Percentage of liabilities -
         adjusted balance sheet 9/30/03                        25%              23%            11%                 0%            3%

Total shareholders' equity (8)                             439,264           95,725         24,692            111,871        52,243
                                                 ------------------   -------------- --------------   ----------------  ------------

Total liabilities and shareholders' equity          $      845,480      $   480,924    $   209,870      $     111,871    $  105,159
                                                 ==================   ============== ==============   ================  ============

                                            MUNICIPAL MORTGAGE & EQUITY, LLC
                                   ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
                                                     9/30/2003
                                           (In thousands, except share data)
                                                     (Unaudited)



                                                     (F)           (G)             (H)                (I)              (J)
                                                  Preferred      Tax Credit                       Off Balance         Adjusted
                                                  Equity in      Guaranteed    Balance Sheet      Sheet Bond        Balance Sheet
                                                 TE Bond Sub (5)  Funds (6)  September 30, 2003 Securitizations  September 30, 2003
                                                 --------------- ----------- ------------------ ---------------- ------------------
ASSETS
Investment in tax-exempt bonds, net                 $        -     $      -       $   792,332       $   296,577      $ 1,088,909
Loans receivable, net                                                                 472,620                            472,620
Loans receivable held for sale                                                          9,118                              9,118
Investments in partnerships                                         102,377           233,032                            233,032
Residual interests in bond securitizations                                             11,944                             11,944
Investment in derivative financial instruments                                          2,755                              2,755
Cash and cash equivalents                                                              46,008                             46,008
Interest receivable                                                                    16,260                             16,260
Restricted assets                                                    54,452           115,097                            115,097
Other assets                                             7,228        6,025            78,467                             78,467
Mortgage servicing rights, net                                                         10,841                             10,841
Goodwill (7)                                                         (3,490)          131,422                            131,422
                                                 --------------  ----------- -----------------  ---------------- ----------------
Total assets                                        $    7,228     $159,364       $ 1,919,896       $   296,577      $ 2,216,473
                                                 ==============  =========== =================  ================ ================

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable                                       $        -     $      -       $   609,506       $         -      $   609,506
Short-term debt                                                                       191,835           192,512          384,347
Long-term debt                                                                        155,448           104,065          259,513
Preferred shares subject to mandatory redemption       168,000                        168,000                            168,000
Tax credit syndication guarantee liability                          149,305           149,305                            149,305
Residual interests in bond securitizations                                              1,925                              1,925
Investment in derivative financial instruments                                         17,879                             17,879
Accounts payable and accrued expenses                                    48            12,792                             12,792
Interest payable                                                                        8,657                              8,657
Unearned revenue and other liabilities                                6,382            37,897                             37,897
                                                 --------------  ----------- -----------------  ---------------- ----------------
Total liabilities                                      168,000      155,735         1,353,244           296,577        1,649,821
                                                 --------------  ----------- -----------------  ---------------- ----------------
        Liabilities / Assets                             2324%          98%             70.5%              100%            74.4%
        Percentage of liabilities -
          balance sheet 9/30/03                            12%          12%              100%               N/A              N/A
        Percentage of liabilities -
          adjusted balance sheet 9/30/03                   10%           9%               N/A               18%             100%

Total shareholders' equity (8)                        (160,772)       3,629           566,652                 -          566,652
                                                 --------------  ----------- -----------------  ---------------- ----------------

Total liabilities and shareholders' equity          $    7,228     $159,364       $ 1,919,896       $   296,577      $ 2,216,473
                                                 ==============  =========== =================  ================ ================


NOTES

(1) Bond securitizations and derivatives includes the Company's investments in tax-exempt bonds, bond related investments and derivatives and the related on-balance sheet debt and cash collateral.

(2) Taxable lending includes the Company's construction and permanent loans and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.

(3) Tax credit operations includes the Company's investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit. This column also includes borrowings under a line of credit used to finance the July 2003 acquisition of Lend Lease's tax credit operations.

(4) CAPREIT equity investments includes the taxable equity investments in the CAPREIT joint ventures and the related cash collateral.

(5) Due to Statement of Financial  Accounting Standards No. 150, "Accounting for
Certain  Financial  Instruments  with  Characteristics  of Both  Liabilities and
Equity,"  the  preferred   shares  issued  by  TE  Bond   Subsidiary  have  been
reclassified to debt.

(6) Tax credit guaranteed funds includes assets and liabilities associated with funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds. All of these assets and liabilities related to interests in tax credit equity syndications acquired as of July 1, 2003 from Lend Lease.

(7)  Goodwill  of $33.6  million  related to the 1999  purchase  of the  Midland
Companies has been allocated equally between taxable lending and tax credit operations. The balance of the intangibles and goodwill relates to the July 2003 acquisition of the Lend Lease tax credit operations.

(8) Shareholders' equity was calculated by taking assets minus liabilities for each column, and therefore these amounts do not accurately represent the actual or notional amount of equity attributable to each column.

(9)  Including  the  assets  and   liabilities   from  off  balance  sheet  bond
securitizations the percentage would be 62%.


MUNICIPAL MORTGAGE & EQUITY, LLC
2003 INVESTMENTS
THIRD QUARTER
(In thousands)

BOND PRODUCTION:                                       PERMANENT                 QUARTER                          YTD
                                                        INTEREST               BOND AMOUNT                     PRODUCTION
                                                                     ------------------------------ -------------------------------
           PROPERTY                CITY      STATE        RATE        CONSTRUCTION    PERMANENT      CONSTRUCTION       PERMANENT
------------------------------- ----------- -------- --------------- --------------- -------------- ----------------- -------------
Bartram Springs                 Jacksonville  FL         6.65%        $         -     $   9,530       $        -       $   9,530
Cedar Park Ranch (1)            Cedar Park    TX         6.80%             10,350        10,350           10,350          10,350
Desert Eagles Estates (2)        Glendale     AZ         6.80%             12,600        12,600           12,600          12,600
Mesquite Seniors Retirement (1)  Mesquite     TX         6.80%             11,000        11,000           11,000          11,000
Park at Landmark                Alexandria    VA         7.85%                  -         3,000                -           3,000
Savannah Summit (1)              Savannah     GA         5.63%              5,400         5,400            5,400           5,400
Walnut Grove Homes (3)          Clearlake     CA         7.05%              4,900         4,900            4,900           4,900
                                                                     --------------- -------------- ----------------- -------------
                                                                           44,250        56,780           44,250          56,780
First Quarter Volume                                                                                       9,350          22,725
Second Quarter Volume                                                                                     32,860          32,860
                                                                     --------------- -------------- ----------------- -------------
TOTAL                                                                    $ 44,250     $  56,780       $   86,460       $ 112,365
                                                                     =============== ============== ================= =============

(1) The Company earned a 1.25% origination fee on this deal.
(2) The Company's initial investment was $1.9 million. The Company earned a 1.25% origination fee on this deal.
(3) The Company's initial investment was $0.6 million. The Company earned a 1.25% origination fee on this deal.

CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:
                                                                                      TOTAL FEES                        TOTAL FEES
                                                                                      RECOGNIZED                        RECOGNIZED
                                                                        QUARTER      THIS QUARTER         YTD               YTD
                                                                         VOLUME        FOR CAD          VOLUME            FOR CAD
                                                                   ----------------- -------------- --------------------------------

Tax Credit Equity Syndications (Equity Raised)                        $   145,080     $   6,588       $  219,717       $   9,824

Tax Credit Acquisition Production                                     $    95,335     $       -       $  187,092       $       -

Conventional Equity Production                                        $         -     $      25       $   50,175       $   1,634

Taxable Construction Loan Production (generating a weighted
  average spread of 1.14%)                                            $    47,984     $     452       $  180,562       $   1,121

Taxable Permanent Loan Production                                     $    54,411     $     773       $  209,983       $   3,087

Supplemental Loans                                                    $    17,837     $      24       $   42,315       $     377

OTHER INFORMATION:
Balance as of 9/30/03 of Midland Servicing Portfolio
  under Management                                                    $ 1,143,000     $   1,044

Balance as of 9/30/03 of Equity Syndication Portfolio
  under Management                                                    $ 4,993,993     $   3,433

                                            MUNICIPAL MORTGAGE & EQUITY, LLC
                                              PARTICIPATING BOND PORTFOLIO
                                              NET OPERATING INCOME - TREND
                                               As of September 30, 2003




                                                          Q3 2002      Q2 2003      Q3 2003            Q3 '03/     Q3 '03/
     Property                                              Actual      Actual        Actual             Q3 '02     Q2 '03
     --------                                             -------      -------      -------            -------     -------
     Alban                                                   251,232     247,847        242,148           -3.6%      -2.3%
(1)  Arlington                                                     0     -42,761         11,817             N/A        N/A
     Barkley Place                                           275,391     333,356        313,259           13.8%      -6.0%
(1)  Barrington at Beach Street (3)                          145,125     220,330        186,060           28.2%     -15.6%
     Cobblestone                                             166,461     140,885        170,050            2.2%      20.7%
(1)  Cool Springs                                            -44,935      -9,721         28,071             N/A        N/A
     Creekside                                               293,487     284,987        279,362           -4.8%      -2.0%
     Crossings                                               165,207     168,808        188,638           14.2%      11.7%
     Gilman Meadows                                          162,044     137,065        158,146           -2.4%      15.4%
     Hamilton Grove                                          239,304     169,418        243,828            1.9%      43.9%
     Jefferson Commons                                       274,546     348,634        251,781           -8.3%     -27.8%
     Lakeview                                                194,191     182,750        185,913           -4.3%       1.7%
     Mallard I                                                32,210      22,500         34,481            7.1%      53.3%
     Mallard II                                               82,325      94,955         95,123           15.5%       0.2%
     Montclair                                               323,886     357,276        334,495            3.3%      -6.4%
     Newport Village                                         230,027     154,180        243,840            6.0%      58.2%
     Nicollet Ridge                                          389,747     245,241        431,915           10.8%      76.1%
     Palisades Park                                          249,431     255,158        271,399            8.8%       6.4%
     Riverset I                                              323,286     329,930        324,451            0.4%      -1.7%
     Riverset II                                             142,037     120,781        127,876          -10.0%       5.9%
     Steeplechase Falls                                      386,510     358,705        356,055           -7.9%      -0.7%
     Meadows                                                 148,232     118,878        130,573          -11.9%       9.8%
     Timber Ridge                                            140,917     125,030        111,825          -20.6%     -10.6%
     Villas at LaRiviera (3)                                 199,887     209,711        154,143          -22.9%     -26.5%
     Whispering Lake                                         297,874     320,720        367,790           23.5%      14.7%
     Winter Oaks                                             288,197     265,093        260,421           -9.6%      -1.8%
                                                        ----------------------------------------     ----------------------
     Total                                                 5,356,619   5,159,758      5,503,462            2.7%       6.7%

     Same Store Growth                                     5,256,429   4,991,909      5,277,514            0.4%       5.7%


(1) In Lease-up. Quarterly totals are not included in Same Store Growth calculations.
(2) In most cases, Q3 2003 uses July and August actuals plus the September budget.
(3)  No budget was available so August actuals were used twice.


                                                                                                     Occupancy
                                                                                -------------------------------------------------
                                                                                Month Ended  Month Ended  Month Ended Month Ended
                                                    Month/Year    Apartment       Sept 30,     June 30,    Sept 30,    Sept 30,
       Apartment Community             Location      Acquired       Units           2003         2003        2002        2001
       -------------------             --------     ----------    ---------     -------------------------------------------------
Participating Mortgage Bonds:
Alban Place                        Frederick, MD         Sep-86           194          94.3%        91.2%       95.4%      95.4%
Cobblestone                        San Antonio, TX       Aug-99           184          97.8%        95.7%       93.5%      98.9%
Creekside Village                  Sacramento, CA        Nov-87           296          96.3%        98.3%       99.7%      99.7%
Crossings                          Lithonia, GA          Jan-97           200          86.0%        89.5%       94.0%      95.5%
Jefferson Commons                  San Marcos, TX        Dec-00           173          89.0%        85.5%       82.7%      96.5%
Lakeview                           Miami, FL             Sep-87           180          97.2%        98.9%       98.3%      97.8%
Timber Ridge                       San Antonio, TX       Dec-00           168          92.9%        94.0%       98.8%      97.6%
Villas at LaRiviera                Sacramento, CA        Jun-99           199          88.5%        80.5%       98.0%      96.0%
                                                                --------------
    Subtotal Participating Mortgage Bonds                               1,594
                                                                --------------

Mortgage Bonds
Applewood (a.k.a. Paola)           Paola, KS             Jul-99            48         100.0%        95.8%       95.8%      87.5%
Autumn Oaks/Crest at Thousand Oaks                       Feb-03           410          85.6%        86.6%         N/A        N/A
Charter House (2)                  Lenexa, KS            Dec-96          ----            N/A          N/A         N/A        N/A
Cielo Vista                        El Paso, TX           Aug-99           378          95.5%        96.3%       93.7%      91.5%
Country Club                       Topeka, KS            Jul-99           101          85.1%        81.2%       85.1%      89.1%
Delta Village                      Stockton, CA          Jun-99            80          97.5%        97.5%       96.3%      95.0%
Elmbrooke                          Minnetonka, MN        Aug-00            54         100.0%       100.0%      100.0%     100.0%
Florida A&M                        Tallahassee, FL       Feb-00            96         100.0%        57.3%       90.6%      69.8%
Gannon (Dade) (3)                  Miami, FL             Feb-98           575          96.0%        96.3%       97.7%      95.1%
Gannon (St. Louis)                 St. Louis, MO         Feb-98           336          89.0%        93.5%       89.6%      94.0%
Hidden Valley                      Kansas City, MO       Dec-96            82          98.8%        90.2%       92.7%      91.5%
Honey Creek                        Dallas, TX            Mar-99           656          85.1%        89.6%       89.8%      93.3%
Lake Piedmont                      Indianapolis, IN      Apr-98           648          94.3%        92.1%       90.7%      82.9%
Monroe (Oakmont, Towne Oak)        Monroe, LA            Dec-98           364          96.4%        93.7%       97.0%      99.4%
Mountain View (Willowgreen)        Tacoma, WA            Nov-86           241          95.4%        94.6%       95.9%      97.5%
Northridge Park II                 Salinas, CA           Aug-87           128          99.2%        99.2%       88.3%      96.9%
Oakbrook                           Topeka, KS            Dec-96           170          78.8%        83.5%       92.4%      99.4%
Oklahoma City (4)                  Oklahoma City, OK     Aug-98           774          93.7%        90.9%       94.0%      89.0%
Orangevale                         Orange, CA            Apr-98            64          96.9%       100.0%      100.0%     100.0%
Parkwood                           Turlock, CA           Jun-99           180          93.9%        97.2%       97.2%      98.9%
Riverset II (1)                    Memphis, TN           Jan-96          ----            N/A          N/A         N/A        N/A
Riverview                          Fulton County, GA     Jun-00           228          96.1%        96.1%       96.9%        N/A
Sahuarita                          Sahuarita, AZ         Jun-99            52          69.2%        73.1%      100.0%      71.2%
Santa Fe Springs                   Phoenix, AZ           Jun-00           310          91.9%        78.1%       89.7%      81.6%
Shadowbrook                        Selma, CA             Jun-99           193          99.5%        95.3%       96.9%      97.9%
Silver Springs                     Kent, WA              Dec-99           250          94.0%        92.4%       84.4%      81.6%
Southwind                          Sacramento, CA        Aug-00            88         100.0%       100.0%      100.0%      95.5%
Torries Chase                      Olathe, KS            Dec-96            99          93.9%        91.9%       92.9%      99.0%
Village Apartments                 Baytown, TX           May-00           210          95.2%        95.2%       93.8%      74.3%
Village at Stone Mountain          Stone Mountain, GA    Oct-97           722          88.0%        84.9%       90.6%      93.5%
Village Green                      Austin, TX            Feb-00           200          92.5%        81.5%       90.5%      94.0%
Weatherstone                       Rochester, MN         Sep-00           100          99.0%        97.0%       96.0%        N/A
Western Hills                      Overland Park, KS     Dec-98            80          67.5%        70.0%       97.0%      97.5%
Willow Key                         Orlando, FL           Mar-99           384          92.7%        93.5%       97.7%      99.0%
Woodglen                           Houston, TX           Dec-99           250          86.0%        79.6%       87.2%      77.2%
Woodmark                           Woodland, CA          Jun-99           173          98.8%        97.1%       99.4%      96.0%
                                                                --------------
    Subtotal Mortgage Bonds                                             8,724
                                                                --------------

Participating Subordinate Mortgage Bonds:
Barkley Place                      Ft. Myers, FL         May-87           156          96.2%        95.5%       92.9%      95.5%
Gilman Meadows                     Issaquah, WA          Mar-87           125          99.2%        93.6%       97.6%      90.4%
Hamilton Chase                     Chattanooga, TN       Feb-87           300          95.7%        92.7%       92.7%      92.7%
Mallard Cove I & II                Everett, WA           Feb-87           198          94.9%        94.9%       92.4%      91.9%
Meadows                            Memphis, TN           Jan-88           200          92.0%        93.0%       96.5%      94.0%
Montclair                          Springfield, MO       Oct-86           159          95.0%        93.1%       91.2%      95.6%
Newport Village                    Thornton, CO          Dec-86           220          91.8%        84.1%       90.0%      97.7%
Nicollet Ridge                     Burnsville, MN        Dec-87           339          95.0%        90.9%       95.3%      97.6%
Riverset II                        Memphis, TN           Jan-96           148          91.4%        89.0%       94.0%      89.0%
Steeplechase                       Knoxville, TN         Oct-88           450          98.2%        95.1%       95.3%      96.2%
Whispering Lake                    Kansas City, MO       Oct-87           384          91.9%        93.8%       90.6%      92.4%
                                                                --------------
   Subtotal Participating Subordinate Mortgage Bonds                    2,679
                                                                --------------

                                                                                                 Avg. Monthly Rent
                                                                                                Per Apartment Unit
                                                                                 --------------------------------------------------
                                                                                    Month       Month       Month        Month
                                                                                    Ended       Ended       Ended        Ended
                                                    Month/Year    Apartment        Aug 31,    June 30,     Sept 30,     Sept 30,
       Apartment Community             Location      Acquired       Units           2003        2003         2002         2001
       -------------------             --------     ----------    ---------      --------------------------------------------------
Participating Mortgage Bonds:
Alban Place                        Frederick, MD         Sep-86           194            946         943          937          886
Cobblestone                        San Antonio, TX       Aug-99           184            582         589          572          570
Creekside Village                  Sacramento, CA        Nov-87           296            602         596          570          526
Crossings                          Lithonia, GA          Jan-97           200            759         757          744          739
Jefferson Commons                  San Marcos, TX        Dec-00           173          1,241       1,216        1,231        1,322
Lakeview                           Miami, FL             Sep-87           180            722         718          698          669
Timber Ridge                       San Antonio, TX       Dec-00           168            497         468          496          493
Villas at LaRiviera                Sacramento, CA        Jun-99           199            707         708          700          644
                                                                --------------
    Subtotal Participating Mortgage Bonds                               1,594
                                                                --------------

Mortgage Bonds
Applewood (a.k.a. Paola)           Paola, KS             Jul-99            48            518         518          517          553
Autumn Oaks/Crest at Thousand Oaks                       Feb-03           410            534         534          N/A          N/A
Charter House (2)                  Lenexa, KS            Dec-96          ----            N/A         N/A          N/A          N/A
Cielo Vista                        El Paso, TX           Aug-99           378            454         423          425          423
Country Club                       Topeka, KS            Jul-99           101            447         451          439          442
Delta Village                      Stockton, CA          Jun-99            80            586         585          583          544
Elmbrooke                          Minnetonka, MN        Aug-00            54          1,062       1,063        1,022          705
Florida A&M                        Tallahassee, FL       Feb-00            96          1,583       1,380        1,383        1,384
Gannon (Dade) (3)                  Miami, FL             Feb-98           575            821         815          753          728
Gannon (St. Louis)                 St. Louis, MO         Feb-98           336            594         592          578          554
Hidden Valley                      Kansas City, MO       Dec-96            82            577         575          553          538
Honey Creek                        Dallas, TX            Mar-99           656            540         542          551          555
Lake Piedmont                      Indianapolis, IN      Apr-98           648            501         494          481          472
Monroe (Oakmont, Towne Oak)        Monroe, LA            Dec-98           364            491         489          481          477
Mountain View (Willowgreen)        Tacoma, WA            Nov-86           241            645         643          633          610
Northridge Park II                 Salinas, CA           Aug-87           128          1,015       1,007        1,032        1,023
Oakbrook                           Topeka, KS            Dec-96           170            472         462          442          446
Oklahoma City (4)                  Oklahoma City, OK     Aug-98           774            491         489          484          468
Orangevale                         Orange, CA            Apr-98            64            969         968          968          915
Parkwood                           Turlock, CA           Jun-99           180            482         479          469          449
Riverset II (1)                    Memphis, TN           Jan-96          ----            N/A         N/A          N/A          N/A
Riverview                          Fulton County, GA     Jun-00           228            655         655          656          N/A
Sahuarita                          Sahuarita, AZ         Jun-99            52            427         446          459          546
Santa Fe Springs                   Phoenix, AZ           Jun-00           310            593         594          608          592
Shadowbrook                        Selma, CA             Jun-99           193            510         506          482          475
Silver Springs                     Kent, WA              Dec-99           250            778         777          796          782
Southwind                          Sacramento, CA        Aug-00            88            737         737          677          666
Torries Chase                      Olathe, KS            Dec-96            99            516         517          505          488
Village Apartments                 Baytown, TX           May-00           210            585         585          568          491
Village at Stone Mountain          Stone Mountain, GA    Oct-97           722            785         757          747          716
Village Green                      Austin, TX            Feb-00           200            638         637          634          634
Weatherstone                       Rochester, MN         Sep-00           100            798         804          805          810
Western Hills                      Overland Park, KS     Dec-98            80            527         523          502          497
Willow Key                         Orlando, FL           Mar-99           384            705         706          672          633
Woodglen                           Houston, TX           Dec-99           250            676         676          650          647
Woodmark                           Woodland, CA          Jun-99           173            680         680          680          684
                                                                --------------
    Subtotal Mortgage Bonds                                             8,724
                                                                --------------

Participating Subordinate Mortgage Bonds:
Barkley Place                      Ft. Myers, FL         May-87           156          2,115       2,094        2,050        2,110
Gilman Meadows                     Issaquah, WA          Mar-87           125            957         993        1,020        1,022
Hamilton Chase                     Chattanooga, TN       Feb-87           300            626         624          615          605
Mallard Cove I & II                Everett, WA           Feb-87           198            715         714          732          744
Meadows                            Memphis, TN           Jan-88           200            613         605          603          602
Montclair                          Springfield, MO       Oct-86           159          1,846       1,836        1,833        1,841
Newport Village                    Thornton, CO          Dec-86           220            843         854          842          817
Nicollet Ridge                     Burnsville, MN        Dec-87           339            951         954          941          923
Riverset II                        Memphis, TN           Jan-96           148            713         702          709          705
Steeplechase                       Knoxville, TN         Oct-88           450            616         613          604          565
Whispering Lake                    Kansas City, MO       Oct-87           384            658         656          647          648
                                                                --------------
   Subtotal Participating Subordinate Mortgage Bonds                    2,679
                                                                --------------

                                                                                                   Occupancy
                                                                                -------------------------------------------------
                                                                                Month Ended  Month Ended  Month Ended Month Ended
                                                    Month/Year    Apartment       Sept 30,     June 30,    Sept 30,    Sept 30,
       Apartment Community             Location      Acquired       Units           2003         2003        2002        2001
       -------------------             --------     ----------    ---------     -------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                                  Sep-99          ----            N/A          N/A         N/A        N/A
Cinnamon Ridge                                           Jan-99          ----            N/A          N/A         N/A        N/A
Farmington Meadows                 Aloha, OR             Aug-99            69         100.0%       100.0%       98.6%     100.0%
Independence Ridge                 Independence, MO      Aug-96           336          81.3%        75.9%       75.3%      78.9%
Locarno                            Kansas City, MO       Aug-96           110          81.8%        89.1%       90.0%      94.5%
Olde English Manor                 Wichita, KS           Nov-99          ----            N/A          N/A         N/A        N/A
Peaks of Conyer                                          Sep-01           260          81.9%        75.2%       88.8%        N/A
Rillito Village                                          Jul-00          ----            N/A          N/A         N/A        N/A
Winter Oaks                        Winter Haven, FL      Nov-99           460          91.1%        92.2%       93.7%      88.5%
                                                                --------------
   Subtotal Subordinate Mortgage Bonds                                  1,235
                                                                --------------

Other Bond Related Investments:
Briarwood                          Virginia Beach, VA    Dec-98           600          95.8%        98.3%       97.5%      95.5%
Cinnamon Ridge                     Egan, MN              Dec-97           264          95.8%        97.3%       97.0%      90.5%
Golfside Villas (f.k.a. Club West) Dade Co., FL          Mar-99           194          99.5%        99.5%      100.0%     100.0%
Park at Landmark                                         Sep-00           396          97.0%        95.7%       99.0%      99.0%
Poplar Glen                        Columbia, MD          Jun-97           191          93.7%        93.2%       95.3%      94.8%
RITES - Charter House              Lenexa, KS            Dec-96           280          94.3%        92.5%       92.9%      95.4%
RITES - Indian Lakes               Virginia Beach, VA    Jul-97           296          98.0%        90.9%       86.8%      95.9%
RITES - LaPaloma                   Azusa, CA             Apr-99           120          99.2%       100.0%       98.3%      96.7%
RITES - LeMirador (Coleman Senior) San Jose, CA          Apr-98           141          80.1%        83.7%       85.8%      97.9%
RITES - Museum Towers                                    Apr-01           286          95.8%        95.8%       94.1%      95.5%
RITES - Olde English Manor         Wichita, KS           Jun-98           264          75.8%        76.5%       86.4%      90.5%
RITES - Palisades Park             Universal City, TX    Feb-98           304          99.0%        93.8%       95.7%      99.3%
RITES - Pavillion                  Pico Rivera, CA       Apr-99           132         100.0%       100.0%      100.0%      99.2%
RITES - Queen Anne IV              Weymouth, MA          Jul-98           110          94.5%        91.8%       93.6%      97.3%
RITES - Rancho/Villas              San Antonio, TX       May-00           417          89.6%        88.6%       90.2%      82.7%
RITES - Rillito Village            Tucson, AZ            Aug-98           272          94.5%        89.3%       92.6%      90.4%
RITES - Riverset (1)               Memphis, TN           Aug-88           352          91.4%        89.0%       94.0%      89.0%
RITES - Riverset II (1)            Memphis, TN           Jan-96          ----            N/A          N/A         N/A        N/A
RITES - Sienna(a.k.a. Italian
          Gardens)                 San Jose, CA          Apr-98           140          88.6%        90.0%       82.9%      97.1%
RITES - Sonterra                   San Antonio, TX       May-98           156          90.4%        87.8%       91.0%      84.6%
RITES - Southgate Crossings        Columbia, MD          Jun-97           215          94.0%        98.1%       97.2%      97.2%
RITES - Southwood                  Richmond, VA          Nov-97         1,286          66.0%        72.0%       84.4%      85.4%
                                                                --------------
   Subtotal Other Bond Related Investments                              6,416
                                                                --------------

    Total Units/Weighted Average Investments                           20,648          90.9%        89.9%       92.6%      92.2%
                                                                ==============

Total/Same Stores (5) 2001                                             19,650          91.0%        90.0%       92.6%      92.2%
Total/Same Stores (5) 2002                                             20,238          91.0%        90.0%       92.6%

Construction/Substantial Rehab Properties and Other Investments
Arlington                          Arlington, TX         Dec-00           176          36.9%        34.1%        9.7%        N/A
Barrington at Beach Street         Ft. Worth, TX         Oct-00           398          76.4%        65.1%       44.5%       3.5%
Bedford Park                       Indianapolis, IN      Oct-00           312          67.6%        69.6%       67.9%      37.8%
CAPREIT Joint Venture (6)                                Jun-02         6,279          94.5%        95.6%       95.2%        N/A
CAPREIT TERA (7)                                         Mar-01         2,942          94.3%        94.2%       92.8%        N/A
Cedar Park Ranch                                         Aug-03           180            N/A          N/A         N/A        N/A
Chancellor                                               Nov-01           101            N/A          N/A         N/A        N/A
Chancellor II                                            Mar-02            46            N/A          N/A         N/A        N/A
City Views at Rosa Burney Park                           Dec-02           180          73.9%        80.6%         N/A        N/A
Cliffs at Grove Barton                                   Apr-03           132            N/A          N/A         N/A        N/A
Cool Springs                       Franklin, TN          Aug-00           124          61.3%        54.8%       44.4%       9.7%
Coronel Village                                          Apr-02            48            N/A          N/A         N/A        N/A
Desert Tree Estates                                      Sep-03           196            N/A          N/A         N/A        N/A
Eden Park                                                May-03           104            N/A          N/A         N/A        N/A
Evergreen at Mesquite                                    Aug-03           200            N/A          N/A         N/A        N/A
Fort Branch                        Austin, TX            Dec-00           250          88.4%        88.0%       36.8%        N/A
Hidden Brooks                                            Sep-01           201          67.7%        71.6%       86.1%        N/A
Jefferson at Town Lake                                   Dec-02           216          88.0%          N/A         N/A        N/A
Lake Pleasant Village                                    May-03           152            N/A          N/A         N/A        N/A
Las Trojas                                               Mar-02            49            N/A          N/A         N/A        N/A
Liberty Park Townhomes                                   Feb-03           184          54.9%        64.7%         N/A        N/A
Lincoln Corner                                           Dec-01           134            N/A          N/A         N/A        N/A
Meridian at Bridgewater            Bridgewater, NJ       Nov-99            90          90.0%        82.2%       83.3%      30.0%
Mountain View Village                                    Jun-02           220            N/A          N/A         N/A        N/A
North White Road                                         Nov-01           157          11.5%          N/A         N/A        N/A
Oak Grove Commons                                        Dec-01           168          83.9%        23.8%         N/A        N/A
Olathe Senior Residences                                 Dec-02           144            N/A          N/A         N/A        N/A
Osborne Place Manor                                      Dec-02            50            N/A          N/A         N/A        N/A
Penn Valley                                              Dec-01            42            N/A          N/A         N/A        N/A
Sanger Trails                                            Dec-02           208          10.1%          N/A         N/A        N/A
Sycamore Senior Village                                  Jun-02           300            N/A          N/A         N/A        N/A
Village at Sun Valley              Mesa, AZ              May-00           276          84.1%        82.6%       67.4%      11.2%
Walnut Grove                                             Jul-03            60            N/A          N/A         N/A        N/A
Walnut Tree                                              Mar-02            64            N/A          N/A         N/A        N/A
Woodland Village                                         May-03           198            N/A          N/A         N/A        N/A
                                                                --------------
  Subtotal Construction/Rehab Properties                               14,581
                                                                --------------

       Total Units                                                     35,229
                                                                ==============

                                                                                           Avg. Monthly Rent
                                                                                           Per Apartment Unit
                                                                                -----------------------------------------
                                                                                  Month     Month     Month      Month
                                                                                  Ended     Ended     Ended      Ended
                                                    Month/Year    Apartment      Aug 31,  June 30,   Sept 30,  Sept 30,
       Apartment Community             Location      Acquired       Units         2003      2003       2002      2001
       -------------------             --------     ----------    ---------     -----------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                                  Sep-99          ----         N/A       N/A        N/A       N/A
Cinnamon Ridge                                           Jan-99          ----         N/A       N/A        N/A       N/A
Farmington Meadows                 Aloha, OR             Aug-99            69         814       814        814       814
Independence Ridge                 Independence, MO      Aug-96           336         554       554        553       545
Locarno                            Kansas City, MO       Aug-96           110         884       887        882       861
Olde English Manor                 Wichita, KS           Nov-99          ----         N/A       N/A        N/A       N/A
Peaks of Conyer                                          Sep-01           260         726       726        735       N/A
Rillito Village                                          Jul-00          ----         N/A       N/A        N/A       N/A
Winter Oaks                        Winter Haven, FL      Nov-99           460         562       563        554       541
                                                                --------------
   Subtotal Subordinate Mortgage Bonds                                  1,235
                                                                --------------

Other Bond Related Investments:
Briarwood                          Virginia Beach, VA    Dec-98           600         646       642        614       586
Cinnamon Ridge                     Egan, MN              Dec-97           264         964       952        925       933
Golfside Villas (f.k.a. Club West) Dade Co., FL          Mar-99           194         620       618        606       581
Park at Landmark                                         Sep-00           396       1,055     1,058      1,091     1,015
Poplar Glen                        Columbia, MD          Jun-97           191         999       991        956       915
RITES - Charter House              Lenexa, KS            Dec-96           280         625       625        622       613
RITES - Indian Lakes               Virginia Beach, VA    Jul-97           296         786       785        785       766
RITES - LaPaloma                   Azusa, CA             Apr-99           120         645       643        621       583
RITES - LeMirador (Coleman Senior) San Jose, CA          Apr-98           141         859       858        842       799
RITES - Museum Towers                                    Apr-01           286       1,389     1,389      1,363     1,355
RITES - Olde English Manor         Wichita, KS           Jun-98           264         500       500        489       472
RITES - Palisades Park             Universal City, TX    Feb-98           304         561       559        547       525
RITES - Pavillion                  Pico Rivera, CA       Apr-99           132         671       672        660       659
RITES - Queen Anne IV              Weymouth, MA          Jul-98           110       1,093     1,097      1,099     1,073
RITES - Rancho/Villas              San Antonio, TX       May-00           417         541       546        492       541
RITES - Rillito Village            Tucson, AZ            Aug-98           272         473       471        444       450
RITES - Riverset (1)               Memphis, TN           Aug-88           352         719       707        698       996
RITES - Riverset II (1)            Memphis, TN           Jan-96          ----         N/A       N/A        N/A       N/A
RITES - Sienna (a.k.a. Italian
         Gardens)                  San Jose, CA          Apr-98           140         817       812        799       787
RITES - Sonterra                   San Antonio, TX       May-98           156         858       861        855       845
RITES - Southgate Crossings        Columbia, MD          Jun-97           215       1,014     1,005        965       925
RITES - Southwood                  Richmond, VA          Nov-97         1,286         496       499        487       489
                                                                --------------
   Subtotal Other Bond Related Investments                              6,416
                                                                --------------

    Total Units/Weighted Average Investments                           20,648         696       691        683       678
                                                                ==============

Total/Same Stores (5) 2001                                             19,650         702       698        687       678
Total/Same Stores (5) 2002                                             20,238         699       695        683

Construction/Substantial Rehab Properties and Other Investments
Arlington                          Arlington, TX         Dec-00           176       1,389     1,389        N/A       N/A
Barrington at Beach Street         Ft. Worth, TX         Oct-00           398         799       800        806       N/A
Bedford Park                       Indianapolis, IN      Oct-00           312         529       434        547       519
CAPREIT Joint Venture (6)                                Jun-02         6,279         740       745        741       N/A
CAPREIT TERA (7)                                         Mar-01         2,942         602       605        625       N/A
Cedar Park Ranch                                         Aug-03           180         N/A       N/A        N/A       N/A
Chancellor                                               Nov-01           101         N/A       N/A        N/A       N/A
Chancellor II                                            Mar-02            46         N/A       N/A        N/A       N/A
City Views at Rosa Burney Park                           Dec-02           180         568       569        N/A       N/A
Cliffs at Grove Barton                                   Apr-03           132         N/A       N/A        N/A       N/A
Cool Springs                       Franklin, TN          Aug-00           124       1,952     1,936      1,946     1,953
Coronel Village                                          Apr-02            48         N/A       N/A        N/A       N/A
Desert Tree Estates                                      Sep-03           196         N/A       N/A        N/A       N/A
Eden Park                                                May-03           104         N/A       N/A        N/A       N/A
Evergreen at Mesquite                                    Aug-03           200         N/A       N/A        N/A       N/A
Fort Branch                        Austin, TX            Dec-00           250         727       734        821       N/A
Hidden Brooks                                            Sep-01           201       1,044     1,036      1,036       N/A
Jefferson at Town Lake                                   Dec-02           216       1,412       N/A        N/A       N/A
Lake Pleasant Village                                    May-03           152         N/A       N/A        N/A       N/A
Las Trojas                                               Mar-02            49         N/A       N/A        N/A       N/A
Liberty Park Townhomes                                   Feb-03           184         490       490        N/A       N/A
Lincoln Corner                                           Dec-01           134         N/A       N/A        N/A       N/A
Meridian at Bridgewater            Bridgewater, NJ       Nov-99            90       3,779     3,818      3,496     3,051
Mountain View Village                                    Jun-02           220         N/A       N/A        N/A       N/A
North White Road                                         Nov-01           157         N/A       N/A        N/A       N/A
Oak Grove Commons                                        Dec-01           168         N/A       N/A        N/A       N/A
Olathe Senior Residences                                 Dec-02           144         N/A       N/A        N/A       N/A
Osborne Place Manor                                      Dec-02            50         N/A       N/A        N/A       N/A
Penn Valley                                              Dec-01            42         N/A       N/A        N/A       N/A
Sanger Trails                                            Dec-02           208         N/A       N/A        N/A       N/A
Sycamore Senior Village                                  Jun-02           300         N/A       N/A        N/A       N/A
Village at Sun Valley              Mesa, AZ              May-00           276         684       684        681       643
Walnut Grove                                             Jul-03            60         N/A       N/A        N/A       N/A
Walnut Tree                                              Mar-02            64         N/A       N/A        N/A       N/A
Woodland Village                                         May-03           198         N/A       N/A        N/A       N/A
                                                                --------------
  Subtotal Construction/Rehab Properties                               14,581
                                                                --------------

       Total Units                                                     35,229
                                                                ==============

(1) The Company owns a participating bond, a participating  subordinate bond and a RITES interest collateralized by the Riverset property.
(2)  The  Company   owns  a   non-participating   bond  and  a  RITES   interest
collateralized by the Charter House property.
(3) The Dade Gannon Portfolio represents three properties.
(4) The Oklahoma City Portfolio represents three properties.
(5) Same Store includes only properties reporting for all three quarters.
(6) CAPREIT Joint Venture represents twenty properties (not included  previously in CAPREIT Portfolio).
(7) The CAPREIT TERA Portfolio represents eleven properties.

Exhibit 99.2
------------

INFORMATION FOR RELEASE

                MuniMae Reports 2003 Third Quarter Results
       27th Consecutive Increase in Distribution to Common Shares

BALTIMORE (October 16, 2003) - Municipal Mortgage & Equity, LLC (NYSE: MMA), known as MuniMae, reported net income allocated to common shares of $18.1 million for the quarter ended September 30, 2003, compared to $0.2 million for the same period in 2002. Diluted earnings per share were $0.62 for the quarter, compared to $0.01 for the same period in 2002. The substantial changes in these GAAP numbers, which do not impact our cash available for distribution described below, resulted primarily from a $13.4 million improvement in unrealized gains on derivative securities between the third quarter of 2002 and the latest quarter.

Cash Available for Distribution ("CAD") to common shares, the primary measure of the Company's distribution paying ability, increased 19% for the quarter ended September 30, 2003 compared to the same period in 2002. CAD per common share increased 4% compared to the same period in 2002. The Board of Directors raised the quarterly distribution to holders of our common shares to $0.45, an increase of 2% over the same period in 2002.

Mark K. Joseph, Chairman of the Board and CEO of MuniMae, commented, "This has been a very productive quarter for MuniMae. We are pleased to have raised our distribution for the 27th consecutive quarter. In addition, the Company closed the acquisition of the HCI unit of Lend Lease Corporation Limited. After the completion of the third quarter, on October 15th, the Company completed another offering of common equity, which generated $88.4 million in gross proceeds after the underwriters exercised their full overallotment option. The Company was very pleased with the reception by the markets."

Summary Results - GAAP
-----------------------
The table below summarizes the Company's results for the third quarter of 2003 and the prior-year period:


                                                        Third Quarter
                                             --------------------------------
                                                  2003                 2002
                                                  -----                ----
Net Income to Common Shares ($ millions)          $18.1                $0.2
Per Share Results
   Basic ($)                                      $0.63               $0.01
   Diluted ($)                                    $0.62               $0.01

The attached condensed consolidated statements of income represent the GAAP results of operations of the Company for the three- and nine-month periods ended September 30, 2003 and 2002.


Summary Results - CAD
----------------------
For the third quarter of 2003, CAD to common shares was $15.3 million. The 2003 third quarter per share distribution to common shareholders of $0.45 represents a payout ratio of 96%. The third quarter payout ratio is higher than in past quarters due to the issuance of common shares in the recent offering, which closed subsequent to quarter-end but before the record date for the third quarter distribution. Excluding those shares issued in the recent offering, the payout ratio would have been 85%. (The Company uses CAD as its primary measure of performance and believes it to be illustrative of its distribution-paying ability. CAD differs from net income because of variations between GAAP income and actual cash received. These variations are described in the note to the attached calculation of CAD statement.)

                                                Third Quarter
                            --------------------------------------------------
                             2003              2002               Change
                            -----             -----               ------
CAD to Common ($ millions)  $15.3             $12.9                19%
CAD per Common Share ($)    $0.53             $0.51                 4%

A reconciliation of GAAP net income to CAD to common shares is attached.

Third Quarter Distribution
---------------------------
MuniMae's third quarter distribution to common shareholders of $0.45 annualizes to $1.80 per share. Based on yesterday's closing share price of $24.30, MuniMae common shares have an annualized yield to shareholders of 7.4%. Based on the assumption that the Company's income is 75% - 80% exempt from Federal income tax, absent the impact of capital gains and assuming a 35% tax bracket, the taxable equivalent yield would be 10.4% - 10.6%. The record date for the quarterly distribution is October 27, and the payment date is November 7.

About Municipal Mortgage & Equity
---------------------------------
MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. MuniMae conducts these operations under the trade name MMA Financial, LLC. As of September 30, 2003, assets under management totaled $7.8 billion secured by 2,054 properties containing 223,766 units in 48 states including the District of Columbia and the U.S. Virgin Islands. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 150 properties containing 35,229 units in 27 states. For a portion of these bonds, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company. This structure allows MuniMae to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders. Distributions to shareholders are normally declared quarterly and paid in February, May, August and November.

The calculation of Cash Available for Distribution is the basis for the determination of the Company's quarterly distributions to common shares, is used by securities analysts, and is presented as a supplemental measure of the Company's performance. The calculation is not approved by the Securities and Exchange Commission nor is it required by GAAP and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. The Company believes that Cash Available for Distribution provides relevant information about its operations and is necessary, along with net income, for understanding its operating results.

This press release contains statements, including those about prospective distributions and the tax-exempt nature of those distributions, that are forward looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. This press release does not constitute an offer to sell any securities of Municipal Mortgage & Equity, LLC.

Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.


      MUNIMAE: TAX-EXEMPT DISTRIBUTIONS AND GROWTH THROUGH REAL ESTATE

                           www.mmafin.com
                           --------------

Contacts
Investor Relations:
Angela Richardson, 888/788-3863

                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                        (In thousands, except share and per share data)
                                                        (unaudited)

                                                                 For the three months ended      For the nine months ended
                                                                       September 30,                    September 30,
                                                               -----------------------------     -----------------------------
                                                                   2003            2002              2003           2002
                                                               --------------  -------------     -------------  --------------
INCOME:
Interest income
     Interest on bonds and residual interests in bond
       securitizations                                           $    15,612    $    15,409       $    45,526     $    45,970
     Interest on loans                                                 9,408          8,676            26,474          25,700
     Interest on short-term investments                                  308            260               832             991
                                                               --------------  -------------     -------------  --------------
        Total interest income                                         25,328         24,345            72,832          72,661
                                                               --------------  -------------     -------------  --------------
Fee income
     Syndication fees                                                  5,764            767             9,000           4,765
     Origination fees                                                    862          2,014             3,779           4,608
     Loan servicing fees                                               1,716          1,544             5,463           5,112
     Asset management and advisory fees                                3,191            969             5,465           2,876
     Other income                                                      3,582            900             9,088           3,304
                                                               --------------  -------------     -------------  --------------
        Total fee income                                              15,115          6,194            32,795          20,665
                                                               --------------  -------------     -------------  --------------
Net gain on sales                                                      8,288            657            11,019           3,526
                                                               --------------  -------------     -------------  --------------
Total income                                                          48,731         31,196           116,646          96,852
                                                               --------------  -------------     -------------  --------------
EXPENSES:
Interest expense (Note 1)                                             15,690          8,771            34,782          26,230
Salaries and benefits                                                 12,065          5,446            26,702          16,203
General and administrative                                             3,385          1,756             7,013           5,179
Professional fees                                                      1,105            884             2,971           3,488
Amortization of intangibles                                            2,863            334             3,666             985
                                                               --------------  -------------     -------------  --------------
Total expenses                                                        35,108         17,191            75,134          52,085
                                                               --------------  -------------     -------------  --------------
Net holding gains (losses) on derivatives                              3,498         (9,921)            3,922         (14,530)
Impairments and valuation allowances related to investments                -              -            (1,144)           (110)
Net losses from equity investments in partnerships                    (1,608)        (1,488)           (3,961)         (1,717)
Income tax benefit (expense)                                           2,622            635             3,094          (1,224)
Income allocable to preferred shareholders in a subsidiary
  company (Note 1)                                                         -         (2,994)           (5,989)         (8,983)
                                                               --------------  -------------     -------------  --------------
Net income from continuing operations                                 18,135            237            37,434          18,203
Discontinued operations                                                    -              -            25,748               -
                                                               --------------  -------------     -------------  --------------
Net income                                                       $    18,135    $       237       $    63,182     $    18,203
                                                               ==============  =============     =============  ==============

Net income allocated to:
     Term growth shares                                                    -              -                 -             153
                                                               --------------  -------------     -------------  --------------
     Common shares                                               $    18,135    $       237       $    63,182     $    18,050
                                                               ==============  =============     =============  ==============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Net income from continuing operations                       $      0.63    $      0.01       $      1.32     $      0.73
     Discontinued operations                                               -              -              0.91               -
                                                               --------------  -------------     -------------  --------------
     Basic earnings per common share                             $      0.63    $      0.01       $      2.23     $      0.73
                                                               ==============  =============     =============  ==============
     Weighted average common shares outstanding                   28,842,447     25,329,103        28,353,040      24,728,414
Diluted earnings per common share:
     Net income from continuing operations                            $ 0.62         $ 0.01            $ 1.30          $ 0.71
     Discontinued operations                                               -              -              0.90               -
                                                               --------------  -------------     -------------  --------------
     Diluted earnings per common share                           $      0.62    $      0.01       $      2.20     $      0.71
                                                               ==============  =============     =============  ==============
     Weighted average common shares outstanding                   29,224,605     25,916,151        28,711,892      25,323,789

Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                 RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                        (In thousands)
                                                          (unaudited)

                                                             For the three months ended       For the nine months ended
                                                                    September 30,                    September 30,
                                                           -------------------------------  -------------------------------
                                                               2003             2002            2003             2002
                                                           --------------  ---------------  --------------  ---------------
INCOME:
Interest income
   Interest on bonds and residual interests in bond
     securitizations                                         $    15,612      $    15,409     $    45,526     $     45,970
   Interest on loans                                               9,408            8,676          26,474           25,700
   Interest on short-term investments                                308              260             832              991
                                                           --------------  ---------------  --------------  ---------------
      Total interest income                                       25,328           24,345          72,832           72,661
                                                           --------------  ---------------  --------------  ---------------
Fee income
   Syndication fees                                                5,764              767           9,000            4,765
   Origination fees                                                  862            2,014           3,779            4,608
   Loan servicing fees                                             1,716            1,544           5,463            5,112
   Asset management and advisory fees                              3,191              969           5,465            2,876
   Other income                                                    3,582              900           9,088            3,304
                                                           --------------  ---------------  --------------  ---------------
      Total fee income                                            15,115            6,194          32,795           20,665
                                                           --------------  ---------------  --------------  ---------------
Net gain on sales                                                  8,288              657          11,019            3,526
                                                           --------------  ---------------  --------------  ---------------
Total income                                                      48,731           31,196         116,646           96,852
                                                           --------------  ---------------  --------------  ---------------
EXPENSES:
Interest expense                                                  15,690            8,771          34,782           26,230
Salaries and benefits                                             12,065            5,446          26,702           16,203
General and administrative                                         3,385            1,756           7,013            5,179
Professional fees                                                  1,105              884           2,971            3,488
Amortization of intangibles                                        2,863              334           3,666              985
                                                           --------------  ---------------  --------------  ---------------
Total expenses                                                    35,108           17,191          75,134           52,085
                                                           --------------  ---------------  --------------  ---------------
Net holding gains (losses) on derivatives                          3,498           (9,921)          3,922          (14,530)
Impairments and valuation allowances related to investments            -                -          (1,144)            (110)
Net losses from equity investments in partnerships                (1,608)          (1,488)         (3,961)          (1,717)
Income tax benefit (expense)                                       2,622              635           3,094           (1,224)
Income allocable to preferred shareholders in a subsidiary
  company                                                              -           (2,994)         (5,989)          (8,983)
                                                           --------------  ---------------  --------------  ---------------
Net income from continuing operations                             18,135              237          37,434           18,203
Discontinued operations                                                -                -          25,748                -
                                                           --------------  ---------------  --------------  ---------------
Net income                                                   $    18,135      $       237     $    63,182     $     18,203
                                                           ==============  ===============  ==============  ===============

Net income allocated to:
   Term growth shares                                                  -                -               -              153
                                                           --------------  ---------------  --------------  ---------------
   Common shares                                             $    18,135      $       237     $    63,182     $     18,050
                                                           ==============  ===============  ==============  ===============

Conversion to Cash Available for Distribution:
   (1)Mark to market adjustments                             $    (3,498)     $     9,921     $    (3,922)    $     14,530
   (2)Equity investments                                           1,995            3,248           7,586            3,767
   (3)Net gain on sales                                             (577)            (450)        (11,390)          (3,177)
   (3)Amortization of capitalized mortgage servicing fees            390              334           1,156              985
   (3)Amortization of asset management contracts                   2,422                -           2,422                -
   (4)Origination fees, syndication fees and other income, net     2,675               53           4,291            2,176
   (5)Valuation allowances and other-than-temporary impairments        -                -           1,097              110
   (6)Deferred tax expense                                        (2,622)            (462)         (1,010)             638
   (7)Discontinued operations                                          -                -         (25,748)               -
   (7)Interest income                                                  -                -          10,793                -
   (8)Fund income                                                 (3,629)               -          (3,629)               -
                                                           --------------  ---------------  --------------  ---------------
Cash Available for Distribution (CAD)                        $    15,291      $    12,881     $    44,828     $     37,079
                                                           ==============  ===============  ==============  ===============

Notes
(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through  net income.  These  non-cash  gains and losses are not  included in the
Company's calculation of CAD.
(2) For  GAAP  reporting,  the  Company  accounts  for  various  investments  in partnerships  using the equity  accounting  method.  As a result,  the Company's allocable  share of the  income or loss from the  partnerships  is  reported  in income (losses) from equity  investments in partnerships.  The income from these partnerships  includes  depreciation  expense  and  changes in the fair value of investments in derivatives.  For GAAP reporting,  distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income. In addition, a portion of the income or loss from partnerships is reduced by a minority interest for both GAAP and CAD.
(3) For GAAP  reporting,  the Company  recognizes  non-cash gains and losses and amortization  of  intangible  assets,  including  (a) non-cash  gains and losses associated  with the sale of  assets or  capitalization  of  mortgage  servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management  contracts recorded in  connection  with a July  2003  acquisition.  These  non-cash  items  are not included  in CAD.
(4) This  adjustment  reflects  the net  difference,  for the  relevant  period, between fees  reflected in income when received for CAD and the  recognition  of fees for GAAP. This line item reflects several types of income:
     (a) Origination fees and certain other income amounts, which are recognized as income  when  received  for CAD  purposes,  but for GAAP  reporting  are amortized over the life of the associated investment.
     (b)  Syndication  fees,  which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until
     investors   have  paid  in  greater   than  20%  of  their  total   capital
     contributions to the tax credit funds.
     (c) Guarantee  fees,  which are  recognized as income when received for CAD purposes,  but for  GAAP  reporting  are  recorded  into  income  over  the guarantee period.
     (d) Asset  management  fees, which are recognized as income when earned and collectible  for  CAD  purposes  are  applied  first  to  relieve  accounts receivable  recorded in  conjunction  with the July 2003  acquisition,  and second as income consistent with the CAD revenue recognition.
(5)  For  GAAP  reporting,   the  Company  records   valuation   allowances  and
other-than-temporary  impairments on its  investments in loans,  bonds and other bond-related  investments.  Such  non-cash  charges  do not affect the cash flow generated  from the operation of the  underlying  properties,  distributions  to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds.  Therefore,  these items are not included in the calculation of
CAD.
(6) For GAAP reporting, the Company's income tax expense contains both a current and a deferred  component.  Only the  Company's  current  income tax  expense is reflected in CAD.
(7) For  GAAP  reporting,  the  Company  recognized  a gain  upon  the sale of a property.  This gain was required to be  classified as  discontinued  operations because the Company owned the property prior to the sale. For CAD reporting, the gain was  significantly  less due to  recording  a portion  of the  proceeds  as interest  income.  In  addition,  the  carrying  value  of the  tax-exempt  bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.
(8) For those of the Company's tax credit equity  syndication funds in which the
Company  provides a guarantee or otherwise  has  continuing  involvement  in the underlying  assets of the fund, GAAP  accounting  requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

                                                     MUNICIPAL MORTGAGE & EQUITY, LLC
                                               CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                                               (Unaudited)
                                               (In thousands, except share and per share data)


                                                                        For the three months ended        For the nine months ended
                                                                              September 30,                     September 30,
                                                                      ------------------------------     ---------------------------
                                                                          2003            2002               2003           2002
                                                                      -------------- ---------------     -------------  ------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and
  loans                                                                 $    24,626    $     23,331       $    81,071    $    69,671
Interest on short-term investments                                              277             260               801            991
Syndication fees                                                              6,588             767             9,824          4,765
Origination fees                                                              1,887           2,206             5,758          6,719
Loan servicing fees                                                           1,708           1,544             5,452          5,112
Asset management and advisory fees                                            3,777             969             6,051          2,876
Distributions from equity investments in partnerships                         1,946           1,760             5,493          2,050
Other income                                                                  2,384             878             8,696          3,462
Net gain (loss) on sales                                                      3,239             207            (4,843)           349
                                                                      -------------- ---------------     -------------  ------------
TOTAL SOURCES OF CASH                                                        46,432          31,922           118,303         95,995
                                                                      -------------- ---------------     -------------  ------------
EXPENSES:
Interest expense                                                             11,920           8,134            29,861         24,324
Interest expense - preferred shares (Note 1)                                  2,994               -             2,994              -
Salaries and benefits                                                        12,065           5,446            26,702         16,203
Professional fees                                                             1,105             884             2,971          3,488
General and administrative                                                    3,057           1,756             6,995          5,179
Loan loss expense                                                                 -               -                47              -
Income tax expense (benefit)                                                      -            (173)           (2,084)           586
                                                                      -------------- ---------------     -------------  ------------
TOTAL EXPENSES                                                               31,141          16,047            67,486         49,780
                                                                      -------------- ---------------     -------------  ------------

CASH AVAILABLE FOR DISTRIBUTION                                              15,291          15,875            50,817         46,215
                                                                      -------------- ---------------     -------------  ------------

LESS:
Cash allocable to preferred shareholders and term growth shares,
including preferred shareholders in a subsidiary company (Note 1)                 -           2,994             5,989          9,136
                                                                      -------------- ---------------     -------------  ------------

 CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                       $    15,291    $     12,881       $    44,828    $    37,079
                                                                      ============== ===============     =============  ============
CAD PER COMMON SHARE                                                    $      0.53    $       0.51       $      1.55    $      1.47
                                                                      ============== ===============     =============  ============

COMMON SHARES OUTSTANDING                                                28,917,912      25,349,585
                                                                      ============== ===============

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                                    $    15,291    $     12,881       $    44,828    $    37,079
                                                                      ============== ===============     =============  ============

ACTUAL AMOUNT PAID                                                      $    14,643    $     11,154       $    40,383    $    33,194
                                                                      ============== ===============     =============  ============

PAYOUT RATIO (Note 2)                                                         95.8%           86.6%             90.1%          89.5%
                                                                      ============== ===============     =============  ============

COMMON SHARES OUTSTANDING FOR
    DISTRIBUTION (Note 2)                                                32,540,412      25,349,585
                                                                      ============== ===============

CASH DISTRIBUTION PER COMMON SHARE                                      $    0.4500    $     0.4400       $    1.3425    $    1.3125
                                                                      ============== ===============     =============  ============


Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

Note 2: The payout ratio calculation is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that will also receive the third quarter distribution.

     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution
("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.

                               MUNICIPAL MORTGAGE & EQUITY, LLC
                             CONDENSED CONSOLIDATED BALANCE SHEETS
                                        (In thousands)
                                          (unaudited)

                                                                     September 30,   December 31,
                                                                         2003          2002
                                                                     -------------  ------------
ASSETS:
Investment in tax-exempt bonds and residual interests
       in bond securitizations                                        $   804,276   $   781,384
Loans receivable, net                                                     472,620       422,299
Loans receivable held for sale                                              9,118        39,149
Investments in partnerships                                               233,032        99,966
Investment in derivative financial instruments                              2,755        18,762
Cash, cash equivalents and interest receivable                             62,268        59,902
Other assets                                                              204,405        97,919
Goodwill                                                                  131,422        33,537
                                                                     -------------  ------------
TOTAL                                                                 $ 1,919,896   $ 1,552,918
                                                                     =============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY:
Notes payable                                                         $   609,506   $   450,924
Short-term debt                                                           191,835       219,945
Long-term debt                                                            155,448       147,357
Preferred shares subject to mandatory redemption (Note 1)                 168,000             -
Tax credit syndication guarantee liability                                149,305             -
Residual interests in bond securitizations                                  1,925         1,447
Investment in derivative financial instruments                             17,879        49,359
Other liabilities                                                          59,346        36,357
Preferred shareholders' equity in a subsidiary company (Note 1)                 -       160,465
Shareholders' equity                                                      566,652       487,064
                                                                     -------------  ------------
TOTAL                                                                 $ 1,919,896   $ 1,552,918
                                                                     =============  ============


Note 1: As the result of adopting Financial Accounting Standards Board Statement
     of  Financial   Accounting  Standards  No.  150,  "Accounting  for  Certain
     Financial  Instruments with Characteristics of both Liabilities and Equity"
     ("FAS 150"),  as of July 1, 2003 the Company was required to reclassify its preferred  shareholders'  equity of $160.5  million,  recording  the $168.0 million  redemption  obligation  as a  liability  and the $7.5  million  of preferred  equity  issue  costs as an  asset,  to be  amortized  until  the redemption dates, on the consolidated balance sheets. In addition,  amounts previously  classified as distributions paid to the preferred  shareholders have been  recorded as interest  expense  starting in the third  quarter of
     2003.

Exhibit 99.3
------------

INFORMATION FOR RELEASE



           MuniMae Structures $317 Million of Multifamily Financing

            And Raises $145 Million in Capital During Third Quarter


BALTIMORE (October 16, 2003) -- Municipal Mortgage & Equity, LLC (NYSE: MMA) known as MuniMae, announced today that it structured $317 million of financing for multifamily housing during the third quarter of 2003. In addition, the Company raised $145 million in tax credit equity.

Mark K. Joseph, Chairman of the Board and CEO of MuniMae, commented, "We are pleased with the third quarter production activity. Consistent with our history, and the cyclical nature of our business, the pipeline is looking stronger for the fourth quarter. Our tax credit equity syndication volume has increased significantly due to our July 2003 acquisition."

Investment Activity Summary
---------------------------
Highlights of third quarter and year-to-date origination activity include:

                                             Third Quarter           Year-to-Date
                                          Volume (in millions)   Volume (in millions)
                                          --------------------   --------------------
Taxable Construction/Permanent Lending            $102.4                $390.6
Tax-exempt Bonds Construction/Permanent            101.0                 198.8
Supplemental Loans                                  17.8                  42.3
Equity Investments                                  95.3                 237.2
                                                  -------               ------
Total                                             $316.5                $868.9
                                                  =======               ======


Capital Activity Summary
------------------------
In the third quarter of 2003, the Company raised $145.1 million of tax credit equity from 16 third-party investors, bringing the year-to-date total to $219.1 million in equity raised.

About Municipal Mortgage & Equity
---------------------------------
MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. MuniMae conducts these operations under the trade name MMA Financial, LLC. As of September 30, 2003, assets under management totaled $7.8 billion secured by 2,054 properties containing 223,766 units in 48 states including the District of Columbia and the U.S. Virgin Islands. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 150 properties containing 35,229 units in 27 states. For a portion of these bonds, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company, which makes it exempt from tax at the corporate level and provides the benefit of corporate governance. In addition, the Company passes through to its shareholders primarily tax-exempt dividends, which are generated by its municipal bond investments. Distributions to shareholders are normally declared quarterly and paid in February, May, August and November.

This press release contains statements, including those about prospective distributions and the tax-exempt nature of those distributions, that are forward looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.

         MUNIMAE: TAX-EXEMPT DISTRIBUTIONS AND GROWTH THROUGH REAL ESTATE
                              www.mmafin.com
                              --------------

Contacts
Investor Relations
Angela Richardson, 888/788-3863